UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 1, 2021

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At the Annual Meeting of Shareholders held on October 27, 2021 (the “Annual Meeting”), Orlando P. Carvalho, Barry R. Nearhos, and Debora A. Plunkett were elected as Class III Directors for a three-year term ending in 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.Election of Directors:

Class III Directors:

Orlando P. Carvalho

For:	48,377,513
Withheld:	749,716
Broker Non-Votes:	2,188,922

Barry R. Nearhos

For:	47,701,218
Withheld:	1,426,011
Broker Non-Votes:	2,188,922

Debora A. Plunkett

For:	48,818,896
Withheld:	308,333
Broker Non-Votes:	2,188,922

2.        Advisory vote to approve the compensation of the Company’s named executive officers:

For:	48,127,103
Against:	728,559
Abstain:	271,567
Broker Non-Votes:	2,188,922

3.         Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending July 1, 2022:

For:	51,117,768
Against:	176,948
Abstain:	21,435
Broker Non-Votes:	0

Item 8.01 Other Events.

Following the Annual Meeting, the Company’s Board of Directors held a meeting at which it elected William K. O’Brien as Chairman of the Board and determined the composition of the Board committees for the upcoming year. The committees of the Board will be constituted as follows:

Audit Committee: Barry R. Nearhos (Chair), James K. Bass, Lisa S. Disbrow, and William K. O’Brien

Human Capital and Compensation Committee: Mary Louise Krakauer (Chair), Orlando P. Carvalho, Michael A. Daniels, Barry R. Nearhos, and Debora A. Plunkett

Government Relations Committee: Lisa S. Disbrow (Chair), Mark Aslett, Orlando P. Carvalho, Michael A. Daniels, and Debora A. Plunkett

M&A and Finance Committee: Michael A. Daniels (Chair), James K. Bass, William K. O’Brien, and Orlando P. Carvalho

Nominating and Governance Committee: William K. O’Brien (Chair), Michael A. Daniels, Lisa S. Disbrow, and Mary Louise Krakauer

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 1, 2021	MERCURY SYSTEMS, INC.

	By:	/s/ Christopher C. Cambria
Christopher C. Cambria
Executive Vice President, General Counsel, and Secretary

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